UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	1-09753 (Commission File Number)	58-1563799 (IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460 Atlanta, GA 30346 (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On February 13, 2012, Georgia Gulf Corporation (the “Company”) confirmed that it had not received any  proposals from stockholders for matters to be considered at the 2012 annual meeting of stockholders, including with respect to the nomination of directors, prior to the previously announced deadline of February 12, 2012.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

Date: February 13, 2012	By:	/s/ Gregory C. Thompson
Gregory C. Thompson Chief Financial Officer